UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2016

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TERRAPIN 3 ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-36547	46-4388636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Terrapin Partners, LLC

1700 Broadway, 18th Floor

New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

(212) 710-4100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 19, 2016, Terrapin 3 Acquisition Corporation (the “Company”) held a special meeting of stockholders (the “Meeting”). At the Meeting, the stockholders approved the following items: (i) an amendment (the “Charter Amendment”) to the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 150 days, from July 22, 2016 to December 19, 2016 (the “Extended Date”), provided that the Company has executed a definitive agreement for a business combination on or before July 22, 2016 and (ii) an amendment (the “Trust Amendment”) to the Company’s investment management trust agreement, dated July 16, 2014, by and between the Company and Continental Stock Transfer & Trust Company to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination by the Extended Date. The affirmative vote of at least 65% of the outstanding shares of the Company’s common stock was required to approve the Charter Amendment, and the affirmative vote of at least 65% of the outstanding shares of the Company’s Class A common stock was required to approve the Trust Amendment. The purpose of the Extension was to allow the Company more time to complete a business combination transaction.

Set forth below are the final voting results for each of the proposals:

Charter Amendment

The Charter Amendment was approved. The voting results of the shares of the Company’s common stock were as follows:

For	Against	Abstentions	Broker Non-Votes
24,139,819	1,646,399	135,000	0

Trust Amendment

The Trust Amendment was approved. The voting results of the shares of the Company’s Class A common stock were as follows:

For	Against	Abstentions	Broker Non-Votes
18,221,069	2,246,399	135,000	0

Item 8.01. Other Events.

On July 19, 2016, the Company issued a press release announcing approval of the Extension. In addition, the Company also announced that the Company’s stockholders who previously tendered their shares for redemption will have until 4:00 pm (EST) on Thursday, July 21, 2016 to rescind their election in order to allow such stockholders additional time to evaluate the previously announced proposed business combination with Yatra Online, Inc. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated July 19, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAPIN 3 ACQUISITION CORPORATION

By:	/s/ Sanjay Arora
Name:	Sanjay Arora
Title:	Chief Executive Officer

Date: July 19, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated July 19, 2016